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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2004






                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)



         Massachusetts                   000-32955               04-3557612
-------------------------------         -----------          -------------------
(State or other jurisdiction of         Commission            I.R.S. Employer
incorporation or organization)          File Number          Identification No.


30 Massachusetts Avenue, North Andover, MA                          01845
------------------------------------------                   -------------------
 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (978) 725-7500


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



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                           CURRENT REPORT ON FORM 8-K



Item 1.  Changes in Control of Registrant
         --------------------------------

         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         Not applicable.

Item 3.  Bankruptcy or Receivership
         --------------------------

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         Not applicable.

Item 5.  Other Events
         ------------

         Pursuant to regulation G, the LSB Corporation's press release dated April 23, 2004, reporting its quarterly dividend to shareholders for the second quarter 2004, is hereby attached as Exhibit 99.1 and incorporated by reference.

Item 6.  Resignations of Registrant's Directors
         --------------------------------------

         Not applicable.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         c.  Exhibit

             99.1 Press release dated April 23, 2004 reporting LSB Corporation's quarterly dividend to shareholders for the second quarter 2004.

Item 8.  Change in Fiscal Year
         ---------------------

         Not applicable.

Item 9.  Regulation FD Disclosure
         ------------------------

         Pursuant to regulation FD, the LSB Corporation's press release dated April 23, 2004 reporting its quarterly dividend to shareholders for the second quarter 2004 is hereby attached as Exhibit 99.1 and incorporated by reference.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             LSB CORPORATION


                                             /s/ PAUL A. MILLER
                                             ----------------------------------
April 23, 2004                               Paul A. Miller
                                             President and
                                             Chief Executive Officer








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                                  EXHIBIT INDEX





99.1 Press release announcing the Company's dividend to shareholders for the second quarter 2004.








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